                                                                      EXHIBIT 23



                       Consent of Independent Accountants


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-72857, 333-62109 and 333-53473) of PROVANT,
Inc. of our reports dated March 19, 1999 and April 16, 1999 appearing in this Current Report on Form 8-K.

                                           /s/ Habif, Arogeti & Wynne, P.C.
                                           Habif, Arogeti & Wynne, P.C.

Atlanta, Georgia
June 29, 1999